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            AMSOUTH VARIABLE ANNUITY OUTLOOK (SERIES I OR SERIES IR)
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

               SUPPLEMENT DATED AUGUST 16, 2002 TO THE PROSPECTUS
          AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 5, 2002

AmSouth Equity Income Fund has changed its name to AmSouth Value Fund. All references to "AmSouth Equity Income Fund" are deleted and replaced with "AmSouth Value Fund".

The following paragraph is added after the first paragraph under the section entitled "The Funds":

     Effective on or about September 30, 2002, Rockhaven Asset Management, LLC will no longer serve as the sub-adviser to the AmSouth Value Fund. Starting on or about that date, AmSouth Investment Management Company, LLC will provide investment advisory services to the AmSouth Value Fund.

On September 13, 2002, shareholders will vote on a proposed change to the fundamental investment objectives of the AmSouth Value Fund. If the proposed change is approved, the following change will apply to the prospectus for your
Contract:

Under the section entitled "The Funds", the paragraph describing the investment goals of the AmSouth Equity Income Fund is deleted and replaced with the following:

     AMSOUTH VALUE FUND (formerly AmSouth Equity Income Fund) - Seeks to provide capital growth, with current income as an incidental objective.




  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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333-39612